                                                                   EXHIBIT 10.43



                              READ-RITE CORPORATION

                          ---------------------------

                                 FIRST AMENDMENT



                          DATED AS OF OCTOBER 15, 1996


                                       TO

                            NOTE PURCHASE AGREEMENTS
                         DATED AS OF SEPTEMBER 29, 1995


                          ---------------------------




                       RE: $100,000,000 7.53% SENIOR NOTES
                             DUE SEPTEMBER 15, 2000

                   FIRST AMENDMENT TO NOTE PURCHASE AGREEMENTS

         THIS FIRST AMENDMENT dated as of October 15, 1996 (the or this "FIRST AMENDMENT") to the Note Purchase Agreements each dated as of September 29, 1995 is between Read-Rite Corporation, a Delaware corporation (the "COMPANY"), and each of the institutions which is a signatory to this First Amendment (collectively, the "NOTEHOLDERS").

                                    RECITALS:

         A. The Company and each of the Noteholders have heretofore entered into separate and several Note Purchase Agreements each dated as of September 29, 1995 (collectively, the "NOTE AGREEMENTS"). The Company has heretofore issued $100,000,000 aggregate principal amount of its 7.53% Senior Notes due September 15, 2000 (the "NOTES") pursuant to the Note Agreements. The Noteholders are, collectively, the holders of at least 66 2/3% of the outstanding principal amount of the Notes.

         B. The Company and the Noteholders now desire to amend the Note Agreements in the respects, but only in the respects, hereinafter set forth.

         C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Agreements unless herein defined or the context shall otherwise require.

         D. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

         E. The Company is a party to (i) the Term Loan Agreement dated as of June 28, 1996 with Canadian Imperial Bank of Commerce, New York Agency, as agent, and the financial institutions named on the signature pages thereof as Banks, as amended, (ii) the Third Amended and Restated Credit Agreement dated as of December 14, 1994 with CIBC Inc, as agent, and the financial institutions named on the signature pages thereof as Banks, as amended, and (iii) a Lease of Land dated as of April 25, 1996 with Sumitomo Bank Leasing and Finance, Inc, as amended (collectively, the "Bank Facilities").

         NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in
SECTION 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:



Section 1.  AMENDMENTS

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         1.1. Section 10.4 of the Note Agreements shall be and is hereby amended in its entirety to read as follows:

              "10.4. CONSOLIDATED TANGIBLE NET WORTH.

                     The Company will not permit Consolidated Tangible Net Worth at any time to be less than $400,000,000 plus (i) 80% of Consolidated Net Income (but not loss) for each fiscal quarter of the Company commencing with the quarter beginning on or about July 1, 1996 plus
         (ii) 100% of the net increase in Consolidated Tangible Net Worth occurring after July 1, 1996 resulting from the issuance of equity securities of the Company after July 1, 1996."

         1.2. Section 10.7 of the Note Agreements shall be and is hereby amended by adding the following proviso to the end thereof:

              "; provided, that compliance by the Company with this Section
         10.7 is hereby waived for the period of five fiscal quarters ending on September 30, 1997."

         1.3. Section 10.9 of the Note Agreements shall be and is hereby amended in its entirety to read as follows:

              "10.9. RESTRICTED PAYMENTS.

              The Company will not, and will not permit any of its Restricted Subsidiaries to, at any time, declare or make, or incur any liability to declare or make, any Restricted Payment, unless immediately after giving effect to such action:

                     (i) the aggregate amount of Restricted Payments of the Company and its Restricted Subsidiaries declared, made or for which a liability has accrued during the period commencing on July 1, 1995, and ending on the date such Restricted Payment is declared or made, inclusive, would not exceed the sum of

                         (A) $20,000,000, plus

                         (B) 20% of Consolidated Net Income for the period
                  commencing on July 1, 1995 and ending on the last day of the most recent fiscal quarter ended prior to the date such Restricted Payment is declared or made (or minus 100% of Consolidated Net Income for such period if Consolidated Net Income for such period is a loss), plus


                         (C) the aggregate amount of Net Proceeds of Capital
                  Stock for such period; and

                     (ii) no Default or Event of Default would exist

         ; provided, that notwithstanding the foregoing, the Company shall not, during the period commencing on September 30, 1996 and ending on March 31, 1998, redeem, repurchase or otherwise acquire any of its capital stock or other equity interests or warrants, rights or other options to purchase such stock or other equity interests."

         1.4. The following shall be added as a new Section 10.13 of the Note
Agreements:

              "10.13. OPERATING PERFORMANCE RATIO.

                      Commencing the fiscal quarter beginning October 1, 1996, the Company will not, at any time, permit, as of the last day of each of the fiscal quarters of the Company, the ratio of (i) Annualized Consolidated Cash Flow as of such date to (ii) the sum of (A) the current portion of long term debt (determined for the Company and its consolidated Subsidiaries in accordance with GAAP) as of such date, plus (B) the aggregate Revolving Loans outstanding on such date, plus
         (C) the product of four multiplied by Consolidated Interest Expense for the fiscal quarter ending on such date, to be less than 2.50:1.00."

         1.5. The following shall be added as a new Section 10.14 of the Note
Agreements:

              "10.14. CONSOLIDATED NET INCOME.

                      The Company:

                      (i) shall not permit Consolidated Net Income to be less than $0 for any two consecutive fiscal quarters beginning on or after April 1, 1997 calculated as of the last day of each fiscal quarter of the Company; and

                      (ii) shall not permit the net losses on the last day of each fiscal quarter of the Company to be greater than the correlative amount below:

                                                 Amount of Loss
                      Quarter Ending             Not to Exceed
                      --------------             -------------
                      September 30, 1996         $65,000,000
                      December 31, 1996          $20,000,000
                      March 31, 1997             $10,000,000"

         1.6 The definition of Consolidated Net Income set forth in Schedule B of the Note Agreements shall be and is hereby amended by adding the following proviso to the end thereof:

              "; provided, that for purposes of Sections 10.4 and 10.14 of this Agreement and the definition of Annualized Consolidated Cash Flow set forth in Schedule B, Consolidated Net Income shall mean, for any period, on a consolidated basis determined in accordance with GAAP, the net income (or loss) after income taxes of the Company and its Subsidiaries for such period."

         1.7. The definition of Consolidated Tangible Net Worth set forth in Schedule B of the Note Agreements shall be and is hereby amended by adding the following proviso to the end thereof:

              "; provided, that for purposes of Section 10.4 of this Agreement, Consolidated Tangible Net Worth shall mean, at any date of determination, the sum of the capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficit) of the Company and its Subsidiaries minus intangible assets, on a consolidated basis determined in conformity with GAAP, and calculated without giving effect to any foreign currency translation adjustments."

         1.8. The following shall be added as new definitions in alphabetical order to Schedule B of the Note Agreements:

              "ANNUALIZED CONSOLIDATED CASH FLOW" means the product of (A) four multiplied by (B) the sum of the following amounts for the Company on a consolidated basis determined in accordance with GAAP for the most recently ended fiscal quarter: (i) Consolidated Net Income plus (ii) provisions for income taxes plus (iii) Consolidated Interest Expense plus (iv) depreciation and amortization plus (v) non-cash charges (except for non-cash charges that are expected to result in cash payments).

              "CONSOLIDATED INTEREST EXPENSE" means, for any period, all interest expense (including that portion attributable to Capital Leases in conformity with GAAP and amortization of capitalized interest) of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP with respect to all outstanding Debt of the Company and its Subsidiaries.

              "DEBT" means, as applied to any Person, (i) all indebtedness for borrowed money, (ii) that portion of obligations with respect to Capital Leases which is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (iv) any obligation owed for all or any part of the deferred purchase price of property or services which purchase price is (a) due more than twelve months from the date of incurrence of the obligation in respect thereof, or (b) evidenced by a note or similar written instrument, (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person (but only to the extent of the lesser of (x) the Debt so secured or (y) the fair market value of the property or asset subject to such Lien), and (vi) amounts outstanding under reimbursement obligations of such


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         Person to the issuer of any letter of credit other than trade or commercial letters of credit.

              "REVOLVING LOANS" means all Indebtedness outstanding under the Third Amended and Restated Credit Agreement dated as of December 14, 1994 among the Company, CIBC Inc., as agent, and the financial institutions named therein, as amended.

Section 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      2.1. To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company represents and warrants to the Noteholders that:

           (a) this First Amendment has been duly authorized, executed and delivered by it and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

           (b) the Note Agreements, as amended by this First Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

           (c) the execution, delivery and performance by the Company of this First Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws,
      (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Bank Facilities, or (B) result in a breach or constitute (alone or with due notice or lapse or both) a default under any Indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this SECTION 2.1(C);

           (d) as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing; and

           (e) except as set forth in the disclosure letter dated as of October 4, 1996 from the Company to the Noteholders with respect to
      Section 5.3 of the Note

         Agreements, all the representations and warranties contained in Section5 of the Note Agreements are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof.

Section 3.    CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

         3.1. This First Amendment shall become effective as of September 29, 1996 upon the satisfaction in full of each of the following conditions:

              (a) executed counterparts of this First Amendment, duly executed by the Company and the holders of at least 66 2/3% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

              (b) the Noteholders shall have received evidence satisfactory to them that the terms of the Bank Facilities have been amended or waived with the effect substantially as set forth in the form annexed hereto as Exhibit A;

              (c) (i) the representations and warranties of the Company set forth in SECTION 2 hereof shall be true, correct and complete on and with respect to the date hereof and (ii) no Default or Event of Default shall have occurred and be continuing on the date hereof or would result from this First Amendment becoming effective in accordance with the terms hereof, and the Noteholders shall have received an Officer's Certificate certifying to the effects set forth in clauses (i) and (ii) above;

              (d) the Company shall have paid the reasonable fees and expenses of O'Melveny & Myers LLP, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment; and

              (e) each of the Noteholders shall have received a wire transfer of immediately available funds from the Company in an amount equal to 0.05% of the aggregate principal amount of the Notes held by such Noteholder and outstanding on the date this First Amendment becomes effective.

         Upon receipt of all of the foregoing, this First Amendment shall become effective.

Section 4.    MISCELLANEOUS

         4.1. This First Amendment shall be construed in connection with and as part of each of the Note Agreements, and except as modified and expressly amended by this First Amendment, all terms, conditions, and covenants contained in the Note Agreements and the Notes are hereby ratified and shall be and remain in full force and effect.

         4.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note


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
Agreements without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

         4.3. The descriptive heading of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

         4.4. This First Amendment shall be governed by and construed in accordance with California law.

         4.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.


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
         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                      READ-RITE CORPORATION


                                      By    /s/  John T. Kurtzweil
                                         -----------------------------------
                                      Its   V.P. Finance and CFO
                                         -----------------------------------
Accepted and Agreed to:

                                      ALLSTATE LIFE INSURANCE
                                      COMPANY


                                      By /s/  Patricia W. Wilson
                                         -----------------------------------
                                      Its
                                         -----------------------------------

                                      By  /s/  Ronald A. Mendel
                                         -----------------------------------
                                      Its
                                         -----------------------------------

                                      CONNECTICUT GENERAL LIFE
                                      INSURANCE COMPANY

                                      By: CIGNA INVESTMENTS, INC.


                                      By   /s/  James F. Coggins, Jr.
                                         -----------------------------------
                                      Its   Managing Director
                                         -----------------------------------

                                      CONNECTICUT GENERAL LIFE
                                      INSURANCE COMPANY, on behalf of
                                      one or more separate accounts

                                      By: CIGNA INVESTMENTS, INC.

                                      By  /s/  James F. Coggins, Jr.
                                         -----------------------------------
                                      Its  Managing Director
                                         -----------------------------------

                                        LIFE INSURANCE COMPANY OF
                                        NORTH AMERICA

                                        By: CIGNA INVESTMENTS, INC.

                                        By /s/  James F. Coggins, Jr.
                                           -----------------------------------
                                        Its Managing Director
                                           -----------------------------------

                                        PRINCIPAL MUTUAL LIFE
                                        INSURANCE COMPANY


                                        By /s/  James C. Fifield
                                           -----------------------------------
                                        Its Counsel
                                           -----------------------------------

                                        By /s/  John D. Cleavenger
                                           -----------------------------------
                                        Its Counsel
                                           -----------------------------------

                                        THE PRUDENTIAL INSURANCE
                                        COMPANY OF AMERICA


                                        By /s/  Jeffrey L. Dickson
                                           -----------------------------------
                                        Its Vice President
                                           -----------------------------------

                                        PRUCO LIFE INSURANCE COMPANY


                                        By /s/  Jeffrey L. Dickson
                                           -----------------------------------
                                        Its Vice President
                                           -----------------------------------


                                      S-2